SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



      Date of Report (Date of earliest event reported): September 30, 1998



                            WILLIAMS CONTROLS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                       0-18083                       84-1099587
 ---------------           ------------------------          -------------------
 (State or other           (Commission File Number)           (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation)



                             14100 S.W. 72nd Avenue
                             Portland, Oregon 97224
                             ----------------------
                 (Address of principal executive offices)(Zip Code)


                                 (503) 684-8600
                                 --------------
                (Registrant's telephone number, including area code)



                                Not Applicable
                                --------------
           (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

     Williams Controls, Inc. (the "Registrant") adopted a plan of disposal for the Agriculture Equipment segment of its business in the fourth quarter of 1998. The Registrant retained the national investment banking firm of JWGenesis Capital Markets, LLC as financial advisers to maximize the value to the Registrant of the disposal in a manner that seeks to preserve the value of the operation as a going concern for the benefit of the employees, customers, suppliers  and  future  owners.  JWGenesis'  New  York-based  corporate  finance operation  will be seeking  buyers for the unit,  which  consists  of Hardee,  a manufacturer  of agriculture and landscape  maintenance  equipment,  Agrotec,  a
manufacturer  of  agriculture  and  nursery   sprayers  and  Waccamaw  Wheel,  a
manufacturer of wheel products primarily used in the agriculture market. JWGenesis is a publicly-traded, full-service investment bank and a national leader in middle market divestures and financings.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1     Press released dated December 14, 1998.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    WILLIAMS CONTROLS, INC.



Date: December 14, 1998                             By:  /s/ Gerard A. Herlihy
                                                    Gerard A. Herlihy,
                                                    Chief Financial Officer and
                                                    Chief Administrative Officer

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